INVESTMENT MANAGEMENT TRUST AGREEMENT

This investment management trust agreement (“Agreement”) is made as of __________ __, 2012 by and between Pacific Monument Acquisition Corporation (the “Company”), a Delaware corporation located at 800 Third Avenue, New York, New York 10022, and Continental Stock Transfer & Trust Company (“Trustee”), a New York located at 17 Battery Park, New York, New York 10004.

WHEREAS, the Company’s registration statement on Form S-1, No. 333-178749 (“Registration Statement”) for its initial public offering of securities (“IPO”) has been declared effective as of the date hereof (“Effective Date”) by the Securities and Exchange Commission (the “Commission”) (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Registration Statement); and

WHEREAS, Morgan Joseph TriArtisan LLC (“MJTA”) is acting as the representative of the several underwriters in the IPO pursuant to an underwriting agreement (the “Underwriting Agreement”); and

WHEREAS, simultaneously with the IPO, the Company’s initial stockholders will be purchasing an aggregate of 2,666,667 warrants (“Insider Warrants”) from the Company for an aggregate purchase price of $2,000,000 and MJTA will be purchasing an aggregate of 266,667 warrants (“MJTA Warrants” and together with the Insider Warrants, the “Private Placement Warrants”) from the Company for an aggregate purchase price of $200,000; and

WHEREAS, as described in the Registration Statement, and in accordance with the Company’s Amended and Restated Certificate of Incorporation, $40,600,000 of the net proceeds of the IPO and sale of the Private Placement Warrants ($46,450,000 if the underwriters over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a trust account (“Trust Account”) for the benefit of the Company and the holders of the Company’s common stock, par value $.0001 per share (“Common Stock”), issued in the IPO as hereinafter provided and in the event the Units are registered in Colorado, pursuant to Section 11-51-302(6) of the Colorado Revised Statutes. A copy of the Colorado Statute is attached hereto and made a part hereof (the aggregate amount to be delivered to the Trustee will be referred to herein as the “Property”; the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Stockholders and the Company will be referred to together as the “Beneficiaries”); and

WHEREAS, pursuant to certain provisions in the Company’s Certificate of Incorporation, the Public Stockholders may, regardless of how such stockholder votes in connection with the Company’s initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”), demand the Company redeem such Public Stockholder’s Common Stock into cash or redeem such Common Stock pursuant to a tender offer pursuant to the Rule 13e-4 and Regulation 14E of the Commission, as applicable and based upon the Company’s choice of proceeding under the proxy rules or tender offer rules, each as promulgated by the Commission;

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WHEREAS, the Company and the Trustee are entering into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property;

Now therefore, IT IS AGREED:

1.          Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a)          Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement, including the terms of Section 11-51-302(6) of the Colorado Statue, in Trust Accounts which shall be in a segregated trust account (“Trust Account”) established by the Trustee at J.P. Morgan Chase Bank N.A. and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;

(b)          Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c)          In a timely manner, upon the written instruction of the Company, invest and reinvest the Property in U.S. government treasury bills with maturity of 180 days or less, or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, as determined by the Company;

(d)          Collect and receive, when due, all principal and income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e)          Notify the Company of all communications received by it with respect to any Property requiring action by the Company;

(f)          Supply any necessary information or documents as may be requested by the Company in connection with the Company’s preparation of its tax returns;

(g)          Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

(h)          Render to the Company and MJ and to such person as the Company may instruct, monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account; and

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(i)          Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and affirmed by counsel for the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter (which, in the case of Exhibit A, requires joint instructions from the Company and MJTA) and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 18-month anniversary of the closing of the IPO (“Closing”), the Trust Account shall be liquidated as soon as practicable thereafter in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders of record. The provisions of this Section 1(i) may not be modified, amended or deleted under any circumstances.

2.          Limited Distributions of Income from Trust Account.

(a)          Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C, the Trustee shall distribute to the Company the amount of interest income earned on the Trust Account requested by the Company to cover any income or other tax obligation owed by the Company.

(b)          Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D, the Trustee shall distribute to the Company the amount of interest income earned on the Trust Account requested by the Company to cover expenses related to investigating and selecting a target business and other working capital requirements; provided, however, that the Company will not be allowed to withdraw interest income earned on the Trust Account unless there is an amount of interest income available in the Trust Account sufficient to pay the Company’s tax obligations on such interest income or otherwise then due at that time.

(c)          Upon written request from the Company, which may be given from time to time as described in the Registration Statement, in a form substantially similar to that attached as Exhibit E, the Trustee shall distribute to the Company the amount necessary for it to purchase up to 800,000 shares of Common Stock (or up to 920,000 shares of Common Stock if the over-allotment option in the IPO is exercised in full (in either case, such amount being referred to as the “Maximum Amount”)), at prices (including commissions) not to exceed the per share amount then held in the Trust Account (such amount being referred to as the “Maximum Price”)).

(d)          The limited distributions referred to in Sections 2(a) and 2(b) above shall be made only from income collected on the Property while the limited distributions referred to in Section 2(c) above shall be made from the Property itself. Except as provided in Section 2(a), 2(b) and 2(c) above, no other distributions from the Trust Account shall be permitted except in accordance with Section 1(i) hereof.

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(e)          The Company shall provide MJTA with a copy of any Termination Letters and/or any other correspondence that it issues to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after such issuance; provided, however, that the Company shall provide MJTA with a copy of any Termination Letter in the form of Exhibit A one day prior to delivery to the Trustee.

3.          Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(a)          Give all instructions to the Trustee hereunder in writing or the electronic equivalent, signed by the Company’s Chairman of the Board, Chief Executive Officer or Chief Financial Officer. In addition, except with respect to its duties under Sections 1(i), 2(a), 2(b) and 2(c) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal, electronic or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b)          Subject to the provisions of Section 6(g) of this Agreement, hold the Trustee harmless and indemnify the Trustee from and against, any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any claim, potential claim, action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee's gross negligence or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section, it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;

(c)          Pay the Trustee an initial acceptance fee, an annual fee and a transaction processing fee for each disbursement made pursuant to Sections 2(a), 2(b) and 2(c) as set forth on Schedule A hereto, which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees and further agreed that any fees owed to the Trustee shall be deducted by the Trustee from the disbursements made to the Company pursuant to Section 1(i) solely in connection with the consummation of a Business Combination, or pursuant to Section 2(b). The Company shall pay the Trustee the initial acceptance fee and first year’s fee at the consummation of the IPO and thereafter on the anniversary of the Effective Date;

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(d)          In connection with any vote of the Company’s stockholders regarding a Business Combination, provide to the Trustee an affidavit or certificate of a firm regularly engaged in the business of soliciting proxies and/or tabulating stockholder votes (which firm may be the Trustee) verifying the vote of the Company’s stockholders regarding such Business Combination; and

(e)          In connection with the Trustee acting as Paying/Disbursing Agent pursuant to Exhibit B, not give the Trustee any disbursement instructions which would be prohibited under this Agreement.

4.          Limitations of Liability. The Trustee shall have no responsibility or liability to:

(a)          Take any action with respect to the Property, other than as directed in Sections 1 and 2 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

(b)          Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received written instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(c)          Change the investment of any Property, other than in compliance with Section 1(c);

(d)          Refund any depreciation in principal of any Property;

(e)          Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(f)          The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, judgment, instruction, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

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(g)          Verify the correctness of the information set forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement; and

(h)          File local, state and/or Federal tax returns or information returns with any taxing authority on behalf of the Trust Account and payee statements with the Company documenting the taxes, if any, payable by the Company or the Trust Account, relating to the income earned on the Property.

(i)          Pay any taxes on behalf of the Trust Account (it being expressly understood that the Property shall not be used to pay any such taxes and that such taxes, if any, shall be paid by the Company from funds not held in the Trust Account or released to it under Section 2(a) hereof).

(j)          Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this agreement and that which is expressly set forth herein.

(k)          Verify calculations, qualify or otherwise approve Company requests for distributions pursuant to Sections 1(i), 2(a), 2(b) or 2(c) above.

5.          Termination. This Agreement shall terminate as follows:

(a)          If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee during which time the Trustee shall continue to act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b)          At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of Section 1(i) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 3(b).

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6.          Miscellaneous.

(a)          The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel. In executing funds transfers, the Trustee will rely upon all information supplied to it by the Company, including account names, account numbers and all other identifying information relating to a beneficiary, beneficiary's bank or intermediary bank. The Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the wire.

(b)          This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. It may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c)          This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Section 1(i) (which may not be modified, amended or deleted without the affirmative vote of at least 65% of the then outstanding shares of Common Stock; provided that no such amendment will affect any Public Stockholder who has otherwise either (i) indicated his election to redeem his shares of Common Stock in connection with a stockholder vote sought to amend this Agreement or (ii) not consented to any amendment to this Agreement to extend to the time he would be entitled to a return of his pro rata amount in the Trust Account), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification may be made without the prior written consent of MJTA. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury. The Trustee may require from Company counsel an opinion as to the propriety of any proposed amendment.

(d)          The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, Borough of Manhattan, for purposes of resolving any disputes hereunder.

(e)          Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt or delivery confirmation requested), by hand delivery or by facsimile transmission:

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if to the Trustee, to:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven G. Nelson, Chairman, and Frank A. DiPaolo, CFO

Fax No.: (212) 509-5150

if to the Company, to:

Pacific Monument Acquisition Corporation

800 Third Avenue

New York, New York 10022

Attn: Jonathan M. Mitchell, Chief Executive Officer

Fax No.: [XXX-XXX-XXXX]

in either case with a copy to the Underwriters, to:

Morgan Joseph TriArtisan LLC

600 Fifth Avenue, 19th Floor

New York, New York 10020

Attn: Tina Pappas

Fax No.: [XXX-XXX-XXXX]

(f)          This Agreement may not be assigned by the Trustee without the prior consent of the Company.

(g)          Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance. In the event that the Trustee has a claim against the Company under this Agreement, the Trustee will pursue such claim solely against the Company and not against the Property held in the Trust Account.

(h)          This Agreement is the joint product of the Trustee and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto. Each of the Company and the Trustee hereby acknowledge that MJTA is a third party beneficiary of this Agreement and this Agreement may not be modified or changed without the prior written consent of MJTA.

(i)          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER
& TRUST COMPANY, as Trustee

By:
Name:
Title:

PACIFIC MONUMENT ACQUISITION CORPORATION

By:
Name: Jonathan M. Mitchell
Title: Chief Executive Officer

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SCHEDULE A

Fee Item	Time and method of payment	Amount
Initial acceptance fee	Initial closing of IPO by wire transfer	[$___.__]
Annual fee	First year, initial closing of IPO by wire transfer; thereafter on the anniversary of the effective date of the IPO by wire transfer or check	[$___.__]
Transaction processing fee for disbursements to Company under Section 2	Deduction by Trustee from accumulated income following disbursement made to Company under Section 2	[$___.__]
Paying Agent services as required pursuant to Section 1(i) and 2(c)	Billed to Company upon delivery of service pursuant to Section 1(i) and 2(c)	[Prevailing rates]

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EXHIBIT A

[Letterhead of Company]

                     [Insert date]

Continental Stock Transfer

  & Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven Nelson and Frank DiPaolo

Re:	Trust Account No. ____________ Termination Letter

Gentlemen:

Pursuant to Section (i) of the Investment Management Trust Agreement between Pacific Monument Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of __________ __, 2012 (“Trust Agreement”), this is to advise you that the Company has entered into an agreement (“Business Agreement”) with __________________ (“Target Business”) to consummate a business combination with Target Business (“Business Combination”) on or about [insert date]. The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Business Combination (“Consummation Date”).

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate the Trust Account investments on __________ and to transfer the proceeds to the above-referenced account at _________________ to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust account awaiting distribution, the Company will not earn any interest or dividends.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated and that the provisions of Section 11-51-302(6) and Rule 51-3.4 of the Colorado Statute have been met and (ii) the Company shall deliver to you (a) [an affidavit] [a certificate] of __________________, which verifies the vote of the Company’s stockholders in connection with the Business Combination if a vote is held and (b) joint written instructions from it and MJTA with respect to the transfer of the funds held in the Trust Account (“Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the counsel's letter and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and distributed after the Consummation Date to the Company. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

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In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice.

Very truly yours,

PACIFIC MONUMENT ACQUISITION CORPORATION

By:
Jonathan M. Mitchell, Chief Executive Officer

By:
Douglas B. Baker, Secretary

cc: Morgan Joseph TriArtisan LLC

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EXHIBIT B

[Letterhead of Company]

                     [Insert date]

Continental Stock Transfer

  & Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven Nelson and Frank DiPaolo

Re:	Trust Account No. ____________ Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Pacific Monument Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of __________ __, 2012 (“Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Company within the time frame specified in the Company’s Amended and Restated Certificate of Incorporation, as described in the Company’s prospectus relating to its IPO.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all the Trust Account investments on ______________ and to transfer the total proceeds to the Trust Checking Account at _______________ to await distribution to the stockholders. The Company has selected ____________ 20 __ as the record date for the purpose of determining the stockholders entitled to receive their share of the liquidation proceeds. It is acknowledged that no interest will be earned by the Company on the liquidation proceeds while on deposit in the Trust Checking Account. You agree to be the Paying Agent of record and in your separate capacity as Paying Agent, to distribute said funds directly to the Company's stockholders (other than with respect to the initial shares) in accordance with the terms of the Trust Agreement and the Amended and Restated Certificate of Incorporation of the Company. Upon the distribution of all the funds in the Trust Account, your obligations under the Trust Agreement shall be terminated.

Very truly yours,

PACIFIC MONUMENT ACQUISITION CORPORATION

By:
Jonathan M. Mitchell, Chief Executive Officer

By:
Douglas B. Baker, Secretary

cc: Morgan Joseph TriArtisan LLC

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EXHIBIT C

[Letterhead of Company]

                      [Insert date]

Continental Stock Transfer

  & Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven Nelson and Frank DiPaolo

Re:	Trust Account No. __________

Gentlemen:

Pursuant to Section 2(a) of the Investment Management Trust Agreement between Pacific Monument Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of __________ __, 2012 (“Trust Agreement”), the Company hereby requests that you deliver to the Company $_______ of the interest income earned on the Property as of the date hereof. The Company needs such funds to pay for its tax obligations. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

PACIFIC MONUMENT ACQUISITION CORPORATION

By:
Jonathan M. Mitchell, Chief Executive Officer

By:
Douglas B. Baker, Secretary

cc: Morgan Joseph TriArtisan LLC

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EXHIBIT D

[Letterhead of Company]

                     [Insert date]

Continental Stock Transfer

  & Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven Nelson and Frank DiPaolo

Re:	Trust Account No. ___________

Gentlemen:

Pursuant to Section 2(b) of the Investment Management Trust Agreement between Pacific Monument Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of __________ __, 2012 (“Trust Agreement”), the Company hereby requests that you deliver to the Company $_______ of the interest income earned on the Property as of the date hereof. The Company needs such funds to cover its expenses relating to investigating and selecting a target business and other working capital requirements. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

PACIFIC MONUMENT ACQUISITION CORPORATION

By:
Jonathan M. Mitchell, Chief Executive Officer

By:
Douglas B. Baker, Secretary

cc: Morgan Joseph TriArtisan LLC

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EXHIBIT E

[Letterhead of Company]

                     [Insert date]

Continental Stock Transfer

  & Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven Nelson and Frank DiPaolo

Re:	Trust Account No. __________

Gentlemen:

Pursuant to Section 2(c) of the Investment Management Trust Agreement between Pacific Monument Acquisition Corporation (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of __________ __, 2012 (“Trust Agreement”), pursuant to the instructions attached hereto as Schedule A, you are instructed to distribute funds held in the Trust Account to those parties listed on Schedule A, in consideration of the Company’s purchases of shares of Common Stock at a price of $___ per share, including commissions (the “Purchase Price”).  The Purchase Price is equal to or below the Maximum Price (as defined in the Trust Agreement).  The shares of Common Stock, together with any shares previously purchased by the Company pursuant to paragraph 2(c) of the Trust Agreement, do not exceed the Maximum Amount (as defined in the Trust Agreement).

Very truly yours,

PACIFIC MONUMENT ACQUISITION CORPORATION

By:
Jonathan M. Mitchell, Chief Executive Officer

By:
Douglas B. Baker, Secretary

cc: Morgan Joseph TriArtisan LLC

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